UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ROTH CH ACQUISITION V CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ROTH CH ACQUISITION V CO.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

November [ ], 2024

Dear Stockholders:

On behalf of the Board of Directors of Roth CH Acquisition V Co. (the “Company,” “ROCL” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at [   ] a.m., Eastern Time on [   ], 2024. The Company will be holding the Special Meeting via teleconference using the following dial-in information:

(877) [     ] (US Toll Free)

(888) [   ] (US Toll Free)

International numbers available: https://loeb.zoom.us[   ]

Conference ID: [   ]

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at [https://www.cstproxy.com/rothchacquisitionv/sms2024]. We are first mailing these materials to our stockholders on or about November [ ], 2024.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

●	Proposal 1 — A proposal to allow the Company, without further stockholder approval, to amend (the “Extension Amendment”) ROCL’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ROCL has to consummate a business combination up to six (6) times, each such extension for an additional one (1) month period (each, an “Extension”), from December 4, 2024 to June 4, 2025 (i.e., for a period of time ending 42 months after the consummation of ROCL’s initial public offering) (the latest such date actually extended being referred to as the “Extended Date”);

●	Proposal 2 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”).

Each of the Extension Amendment and the Adjournment proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to allow the Company additional time to complete its initial business combination. The Company’s Charter provides that the Company has only until December 4, 2024 to complete a business combination (the “combination period”).

On January 3, 2024, ROCL, entered into a Business Combination Agreement and Plan of Reorganization (as amended on June 5, 2024, August 8, 2024, September 11, 2024, September 30, 2024 and as it may be further amended, supplemented or otherwise modified from time to time, the “BCA”), by and among Acquiror, Roth CH V Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Acquiror (“Merger Sub”), and New Era Helium Corp., a Nevada corporation (“NEH”).

Upon the terms and subject to the conditions set forth in the BCA and in accordance with the Nevada Revised Statutes and the Delaware General Corporation Law, (i) ROCL will merge (the “Redomestication Merger”) with and into a newly formed Nevada corporation named Roth CH V Holdings, Inc. (“Holdings”), a wholly owned subsidiary of ROCL, and Holdings will be the survivor of the Redomestication Merger; (ii) Holdings shall sign a joinder and become a party to the Merger Agreement; and (iii) immediately subsequent to the Redomestication Merger, Merger Sub will merge with and into NEH (the “Merger”), with NEH surviving the Merger as a wholly owned subsidiary of Holdings (the “Business Combination”). As a result of the Redomestication Merger, (A) each issued and outstanding share of ROCL common stock, par value $0.0001 per share (“ROCL Common Stock”) will be exchanged for one share of Holdings common stock, par value $0.01 per share (“Holdings Common Stock”), and (B) each issued and outstanding ROCL warrant to purchase one share of ROCL Common Stock at a price of $11.50 per whole share (subject to adjustment) (“ROCL Warrant”) will be exchanged for one Holdings warrant to purchase one share of Holdings Common Stock at a price of $11.50 per whole share (subject to adjustment) (“Holdings Warrant”). Upon the closing of the Business Combination, subject to approval by ROCL’s stockholders and other customary closing conditions, the combined company will be named “New Era Helium Inc.” and is expected to list on The Nasdaq Stock Market.

However, Nasdaq Listing Rule IM-5101-2(b) (the “Rule”), requires that we complete a business combination no later than 36 months after our IPO, and Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete a business combination in the Rule, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on November 30, 2024. Therefore, if we do not complete our business combination by November 30, 2024, our securities will be suspended and delisted from Nasdaq. In addition, while we may appeal the suspension and delisting, a Nasdaq hearings panel will have no discretion in allowing us to remain listed and may only reverse the Nasdaq’s staff’s determination if it finds it made a factual error applying the Rule, which there will not be assuming that we receive a delisting letter on or after November 30, 2024.The Extension Proposal would allow us to complete a business combination after November 30, 2024, which is beyond the time-frame permitted by the Rule and which means we will not be listed at the time we close a business combination. Because being listed on Nasdaq is a condition to the Merger, if we are not able to meet Nasdaq initial listing requirement in connection with the closing of the Merger, NEH may elect to terminate the BCA and not proceed with the Merger.

Once our securities are delisted, our securities would likely trade on the Over the Counter market, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. If this were to occur, we would face significant material adverse consequences, including:

•	a determination that our Public Shares are a “penny stock,” which will require brokers trading in the Public Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities;

•	a limited availability of market quotations for the Company’s securities;

•	reduced liquidity for the Company’s securities;

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Because we would no longer be listed on Nasdaq, our securities would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.

Moreover, any such suspension, delisting or being deemed a “penny stock” could make us less attractive as a merger partner to NEH or an alternate merger partner and negatively impact our ability to ultimately consummate an initial business combination.

Please see “Risk Factors - Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement in Nasdaq Rule IM 5101-2(b) to complete a business combination, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on November 30, 2024,” in the accompanying proxy statement.

The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 4, 2024 to complete the Merger or an alternate initial business combination. Therefore, our Board has determined that it is desirable to provide the Company with an option to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in a prospective investment.

If the Extension Amendment is implemented and the Board determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, the Company would then look to wind up its affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended.. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[   ]million in cash and U.S. Treasury securities as of [   ]. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date.

The Charter currently provides that, if the Company does not consummate an initial business combination by December 4, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate. Holders of warrants will receive no proceeds in connection with the liquidation of the Trust Account with respect to such warrants, and such warrants will remain outstanding.

After careful consideration of all relevant factors, the Board currently believes that it advisable to submit the Extension Amendment to the Company’s stockholders at the Special Meeting, in order to provide the Board with additional time to consummate a business combination

The purpose of the Adjournment proposal is to direct the chairperson of the meeting to adjourn the Special Meeting to a later date or dates.

CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, a joint representative of the underwriters in the Company’s initial public offering, CHLM Sponsor-5 LLC, an entity affiliated with Craig-Hallum Capital Group LLC, a joint representative of the underwriters in the Company’s initial public offering, and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) hold the right to vote over an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to the Company’s initial public offering (“IPO”) and 461,500 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by certain of the Initial Stockholders in a private placement which occurred simultaneously with the completion of the IPO.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Initial Stockholders or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Initial Stockholders or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[   ] per share, based on the amounts held in the Trust Account as of [   ] after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Initial Stockholders or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Initial Stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Amendment proposal at the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Initial Stockholders or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [   ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Assuming that the Extension Amendment proposal is submitted to a vote of stockholders at the Special Meeting and approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $[   ], based on the approximate amount of $[   ] million held in the Trust Account as of [   ], 2024 after the release of interest income to be used by us to pay our income and franchise tax obligations. The closing price of the Company’s common stock on [   ], 2024 was $[   ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by December 4, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on November [ ], 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and Adjournment proposals and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ John Lipman
John Lipman
Co-Chief Executive Officer and Co-Chairman of the Board
[ ], 2024

ROTH CH ACQUISITION V CO.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [   ], 2024

To the Stockholders of Roth CH Acquisition V Co.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Roth CH Acquisition V Co. (the “Company,” “ROCL” or “we”), a Delaware corporation, will be held on [   ], 2024, at [   ]., Eastern Time. The Company will be holding the Special Meeting via teleconference using the following dial-in information:

(877) [   ] (US Toll Free)

(888) [   ] (US Toll Free)

International numbers available: [https://loeb.zoom.us/u/adv66rBl7u]

Conference ID: [   ]

The purpose of the Special Meeting will be to consider and vote upon the following matters:

1.	A proposal to allow the Company, without further stockholder approval, to amend (the “Extension Amendment”) ROCL’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ROCL has to consummate a business combination up to six (6) times, each such extension for an additional one (1) month period (each, an “Extension”), from December 4, 2024 to June 4, 2025 (i.e., for a period of time ending 42 months after the consummation of ROCL’s initial public offering) (the latest such date actually extended being referred to as the “Extended Date”);

2.	A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”); and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board has fixed the close of business on [   ], 2024 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ John Lipman
John Lipman
Co-Chief Executive Officer and Co-Chairman of the Board

New York, New York

[   ], 2024

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [   ], 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT [   ].

ROTH CH ACQUISITION V CO.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [   ], 2024

FIRST MAILED ON OR ABOUT [   ], 2024

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Roth CH Acquisition V Co. (the “Company,” “ROCL” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on [   ], 2024 at [   ], Eastern Time for the purposes set forth in the accompanying Notice of Special Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

(877) [   ] (US Toll Free)

(888) [   ] (US Toll Free)

International numbers available: [https://loeb.zoom.us/u/adv66rBl7u]

Conference ID: [   ]

The principal executive offices of the Company are located at 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660 and its telephone number, including area code, is (949) 720-5700.

Forward Looking Statements

This Proxy Statement contains forward-looking statements, including statements about the parties’ ability to close the proposed transactions in connection with a business combination, the anticipated benefits of the proposed transactions, and the financial condition, results of operations, earnings outlook and prospects of the Company, and may include statements for the period following the consummation of the proposed transactions. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described in the Company’s Annual Report on form 10-K filed with the SEC on April 1, 2024, under the heading “Risk Factors” in the Company’s final prospectus for its initial public offering filed with the SEC on December 2, 2021, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 1, 2024 (the “2024 Annual Report”) and the factors described in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

We may not be able to complete a business combination by the Extended Date, even if the Extension Proposal is approved by our stockholder, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.

We may not be able to complete a business combination by the Extended Date, even if the Extension Proposal is approved by our stockholders. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2024 Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Extended Date (assuming that it is approved pursuant to the Extension Proposal), and we do not seek any further extension, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Additionally, we are required to offer stockholders the opportunity to redeem shares in connection with the Extension Proposal and, if needed, any additional extensions, and we will be required to offer stockholders redemption rights again in connection with any shareholder vote to approve the Merger or an alternate initial business combination. Even if the Extension Proposal is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Additional extensions beyond the Extended Date may be required, which may subject us and our stockholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.

If ROCL is deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), ROCL may be required to institute burdensome compliance requirements or liquidate and ROCL’s activities may be restricted, which may make it difficult for ROCL to complete its initial business combination.

If ROCL is deemed to be an investment company under the Investment Company Act, ROCL’s activities may be restricted, including:

• restrictions on the nature of its investments; and

• restrictions on the issuance of securities; each of which may make it difficult for ROCL to complete its initial business combination.

In addition, ROCL may have imposed upon it burdensome requirements, including:

• registration as an investment company;

• adoption of a specific form of corporate structure; and

• reporting, record keeping, voting, proxy, and disclosure requirements and other rules and regulations.

ROCL is currently assessing the relevant risks of it being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act).

Since the consummation of the ROCL IPO, ROCL has deposited the proceeds of the IPO, the sale of the Placement Units, net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act. As a result, it is possible that a claim could be made that ROCL has been operating as an unregistered investment company. If ROCL was deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which ROCL has not allotted funds and may hinder its ability to complete a business combination. ROCL might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If ROCL is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the ROCL’s securities following such a transaction, ROCL Warrants would expire worthless and shares of ROCL Common Stock would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities there is a greater risk that ROCL may be considered an unregistered investment company, in which case it may be required to liquidate.

Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement in Nasdaq Rule IM 5101-2(b) to complete a business combination, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on November 30, 2024

Nasdaq Listing Rule IM-5101-2(b) (the “Rule”), requires that we complete a business combination no later than 36 months after our IPO, and Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete a business combination in the Rule, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on November 30, 2024. Therefore, if we do not complete our business combination by November 30, 2024, our securities will be suspended and delisted from Nasdaq. In addition, while we may appeal the suspension and delisting, a Nasdaq hearings panel will have no discretion in allowing us to remain listed and may only reverse the Nasdaq’s staff’s determination if it finds it made a factual error applying the Rule, which there will not be assuming that we receive a delisting letter on or after November 30, 2024.The Extension Proposal would allow us to complete a business combination after November 30, 2024, which is beyond the time-frame permitted by the Rule and which means we will not be listed at the time we close a business combination. Because being listed on Nasdaq is a condition to the Merger, if we are not able to meet Nasdaq initial listing requirement in connection with the closing of the Merger, NEH may elect to terminate the BCA and not proceed with the Merger.

Once our securities are delisted, our securities would likely trade on the Over the Counter market, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. If this were to occur, we would face significant material adverse consequences, including.

•	a determination that our Public Shares are a “penny stock,” which will require brokers trading in the Public Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities;

•	a limited availability of market quotations for the Company’s securities;

•	reduced liquidity for the Company’s securities;

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Because we would no longer be listed on Nasdaq, our securities would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.

Moreover, any such suspension, delisting or being deemed a “penny stock” could make us less attractive as a merger partner to NEH or an alternate merger partner and negatively impact our ability to ultimately consummate an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete the Business Combination if the Business Combination is considered by the authorities be subject to U.S. foreign investment regulations, including by the Committee on Foreign Investment in the United States (“CFIUS”).

Certain shareholders of NEH who are non-U.S. persons currently hold approximately 14.7% of NEH’s Common Stock. Such shareholders of NEH who are non-U.S. persons will hold approximately 8.2% of the Combined Company’s Common Stock after the Business Combination (assuming no redemptions of the Public Shares) and 8.9% of the Combined Company’s Common Stock after the Business Combination (assuming maximum redemptions of the Public Shares). We do not believe that the Business Combination is subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. If NEH is considered a “foreign person” under such rules and regulations, any proposed business combination between us which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If the Business Combination falls within the scope of foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. CFIUS may decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination (as described in this proxy statement/prospectus) our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share initially, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in NEH and the chance of realizing future gains on your investment through any price appreciation in the Combined Company.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) ROCL’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ROCL has to consummate a business combination up to six (6) times, each such extension for an additional one (1) month period (each, an “Extension”), from December 4, 2024 to June 4, 2025 (i.e., for a period of time ending 42 months after the consummation of ROCL’s initial public offering) (the latest such date actually extended being referred to as the “Extended Date”);

2.	Proposal 2 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”); and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

The purpose of the Extension Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to allow the Company additional time to complete its initial business combination. The Company’s Charter provides that the Company has only until December 4, 2024 to complete a business combination (the “combination period”).

On January 3, 2024, ROCL, entered into a Business Combination Agreement and Plan of Reorganization (as amended on June 5, 2024, August 8, 2024, September 11, 2024, and as it may be further amended, supplemented or otherwise modified from time to time, the “BCA”), by and among Acquiror, Roth CH V Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Acquiror (“Merger Sub”), and New Era Helium Corp., a Nevada corporation (“NEH”).

Upon the terms and subject to the conditions set forth in the BCA and in accordance with the Nevada Revised Statutes and the Delaware General Corporation Law, (i) ROCL will merge (the “Redomestication Merger”) with and into a newly formed Nevada corporation named Roth CH V Holdings, Inc. (“Holdings”), a wholly owned subsidiary of ROCL, and Holdings will be the survivor of the Redomestication Merger; (ii) Holdings shall sign a joinder and become a party to the Merger Agreement; and (iii) immediately subsequent to the Redomestication Merger, Merger Sub will merge with and into NEH (the “Merger”), with NEH surviving the Merger as a wholly owned subsidiary of Holdings (the “Business Combination”). As a result of the Redomestication Merger, (A) each issued and outstanding share of ROCL common stock, par value $0.0001 per share (“ROCL Common Stock”) will be exchanged for one share of Holdings common stock, par value $0.01 per share (“Holdings Common Stock”), and (B) each issued and outstanding ROCL warrant to purchase one share of ROCL Common Stock at a price of $11.50 per whole share (subject to adjustment) (“ROCL Warrant”) will be exchanged for one Holdings warrant to purchase one share of Holdings Common Stock at a price of $11.50 per whole share (subject to adjustment) (“Holdings Warrant”). Upon the closing of the Business Combination, subject to approval by ROCL’s stockholders and other customary closing conditions, the combined company will be named “New Era Helium Inc.” and is expected to list on The Nasdaq Stock Market.

 However, Nasdaq Listing Rule IM-5101-2(b) (the “Rule”), requires that we complete a business combination no later than 36 months after our IPO, and Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete a business combination in the Rule, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on November 30, 2024. Therefore, if we do not complete our business combination by November 30, 2024, our securities will be suspended and delisted from Nasdaq. In addition, while we may appeal the suspension and delisting, a Nasdaq hearings panel will have no discretion in allowing us to remain listed and may only reverse the Nasdaq’s staff’s determination if it finds it made a factual error applying the Rule, which there will not be assuming that we receive a delisting letter on or after November 30, 2024.The Extension Proposal would allow us to complete a business combination after November 30, 2024, which is beyond the time-frame permitted by the Rule and which means we will not be listed at the time we close a business combination. Because being listed on Nasdaq is a condition to the Merger, if we are not able to meet Nasdaq initial listing requirement in connection with the closing of the Merger, NEH may elect to terminate the BCA and not proceed with the Merger.

Once our securities are delisted, our securities would likely trade on the Over the Counter market, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. If this were to occur, we would face significant material adverse consequences, including:

•	a determination that our Public Shares are a “penny stock,” which will require brokers trading in the Public Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities;

•	a limited availability of market quotations for the Company’s securities;

•	reduced liquidity for the Company’s securities;

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Because we would no longer be listed on Nasdaq, our securities would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.

Moreover, any such suspension, delisting or being deemed a “penny stock” could make us less attractive as a merger partner to NEH or an alternate merger partner and negatively impact our ability to ultimately consummate an initial business combination.

Please see “Risk Factors - Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement in Nasdaq Rule IM 5101-2(b) to complete a business combination, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on November 30, 2024,” above.

The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 4, 2024 to complete the Merger or an alternate initial business combination. Therefore, our Board has determined that it is desirable to provide the Company with an option to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in a prospective investment.

If the Extension Amendment is implemented and the Board determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, the Company would then look to wind up its affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[   ] million in cash and U.S. Treasury securities as of [   ], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date.

The Charter currently provides that, if the Company does not consummate an initial business combination by December 4, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate. Holders of warrants will receive no proceeds in connection with the liquidation of the Trust Account with respect to such warrants, and such warrants will remain outstanding.

After careful consideration of all relevant factors, the Board currently believes that it advisable to submit the Extension Amendment to the Company’s stockholders at the Special Meeting, in order to provide the Board with additional time to consummate a business combination

The purpose of the Adjournment proposal is to direct the chairperson of the meeting to adjourn the Special Meeting to a later date or dates.

CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, a joint representative of the underwriters in the Company’s initial public offering, CHLM Sponsor-5 LLC, an entity affiliated with Craig-Hallum Capital Group LLC, a joint representative of the underwriters in the Company’s initial public offering, and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) hold the right to vote over an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to the Company’s initial public offering (“IPO”) and 461,500 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by certain of the Initial Stockholders in a private placement which occurred simultaneously with the completion of the IPO.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Initial Stockholders or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Initial Stockholders or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[   ] per share, based on the amounts held in the Trust Account as of [   ] after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Initial Stockholders or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Initial Stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Amendment proposal at the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Initial Stockholders or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [   ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Assuming that the Extension Amendment is submitted to a vote of stockholders at the Special Meeting and approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $[   ], based on the approximate amount of $[   ] million held in the Trust Account as of [   ], 2024 after the release of interest income to be used by us to pay our income and franchise tax obligations. The closing price of the Company’s common stock on [   ] was [   ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by December 4, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [ ], 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [ ], 2024 and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof. The Company’s warrants do not have voting rights.

The shares of the Company’s common stock, par value $0.0001 per share, represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about[   ], 2024.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock entitled to vote at the Special Meeting is 4,919,297, including 1,582,797 outstanding public shares. Each share of common stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 2,459,650 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to its, his or her bank or brokerage firm, such bank or brokerage firm will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of the outstanding common shares	No
Adjournment	Majority of the outstanding common shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Initial Stockholders, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that, pursuant to a letter agreement dated January 2, 2024, among ROCL, NEH, Roth and Craig-Hallum, at the closing of the Business Combination, ROCL will issue to Roth and Craig-Hallum an aggregate of 575,000 shares of Holdings Common Stock, and therefore certain members of the Sponsor, the ROCL Board and executive officers who are employed by Roth and Craig-Hallum and will have a right to receive a portion of the 575,000 shares of Holdings Common Stock;

•	unless ROCL consummates an initial business combination, the Sponsors and ROCL’s officers and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the ROCL IPO and private placement not deposited in the Trust Account. As of November 5, 2024, no such reimbursable out-of-pocket expenses have been incurred;

•	with certain limited exceptions, 50% of ROCL’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the founder shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of our shareholders having the right to exchange their shares of common stock for cash, securities or other property;

•	based on the difference in the purchase price of $0.0087 that the Sponsors paid for the Founder Shares, as compared to the purchase price of $10.00 per public unit sold in the ROCL IPO, the Sponsors may earn a positive rate of return even if the share price of the Combined Company after the closing of a business combination falls below the price initially paid for the public units in the ROCL IPO and the public investors experience a negative rate of return following the closing of a business combination, even though there are restrictions on the Sponsors’ ability to transfer the Founder Shares under the lock-up agreements described elsewhere in this proxy statement;

•	the fact that Sponsors paid an aggregate of $25,000 (or approximately $0.0087 per share) for their 2,875,000 Founders Shares and such securities may have a value of $28,750,000 at the time of a business combination. Therefore, the Sponsors could make a substantial profit after the initial business combination even if public investors experience substantial losses, even though there are restrictions on the Sponsors ability to transfer the Founder Shares under the lock-up agreements described elsewhere in this proxy statement. Further, the Founder Shares have no redemption rights upon ROCL’s liquidation and will be worthless if no business combination is effected;

•	the fact that the Sponsors currently hold 461,500 Private Units, each unit consisting of one share of common stock and one-half of one redeemable warrant, which Private Units were purchased at a price of $10.00 per unit, or an aggregate value of $4,615,000 and which have no redemption rights upon ROCL’s liquidation and will be worthless if no business combination is effected;

•	the fact that, if the Trust Account is liquidated, including in the event we are unable to consummate the Business Combination or an initial business combination within the Completion Window, the Sponsors have agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third-party vendors or service providers (other than our independent registered public accounting firm) for services rendered or products sold to us, but only if such target business, vendor or service provider has not executed a waiver of any and all of its rights to seek access to the Trust Account;

•	the fact that certain of our Sponsors have agreed to loan us up to an aggregate of $1,350,000 pursuant to promissory notes dated July 26, 2023 and March 27, 2024 (the “Sponsor Notes”). As of November 5, 2024, the principal balance of the Sponsor Notes was $1,300,000;

•	the fact that the Sponsors currently hold an aggregate of 2,875,000 Founder Shares and 461,500 Private Units. As of November 5, 2024, the Founder Shares had an aggregate market value of approximately $32.3 million and the Private Units had an aggregate market value of approximately $5.20 million, based on a market price of $11.24 per share of ROCL common stock on November 5, 2024 and a market price of $11.28 per Unit on November 5, 2024, respectively;

•	the continued indemnification of ROCL’s executive officers and directors and the continuation of ROCL’s executive officers’ and directors’ liability insurance following the consummation of the Business Combination;

•	the fact that the Sponsors and ROCL’s executive officers and directors have agreed, for no consideration, not to redeem any of the Founder Shares in connection with a stockholder vote to approve the Business Combination Proposal and such Founder Shares will be worthless if no business combination is effected by ROCL by December 4, 2024; and

•	the fact that ROCL has the right to appoint one member to the board of directors of the Combined Company upon the consummation of the Business Combination.

In light of the foregoing, the Sponsor and ROCL’s directors and executive officers will receive material benefits from the completion of the Business Combination and may be incentivized to complete the Business Combination with NEH rather than liquidate even if (i) NEH is a less favorable target company or (ii) the terms of the Business Combination are less favorable to stockholders. As a result, our Sponsor and directors and officers may have interests in the completion of the Business Combination that are materially different than, and may conflict with, the interests of other stockholders. Further, the Sponsor and ROCL’s directors and executive officers who hold Founder Shares may receive a positive return on the Founder Shares even if ROCL’s public stockholders experience a negative return on their investment after consummation of the Business Combination.

In addition, each of our officers and directors presently has fiduciary or contractual obligations to other entities, including pursuant to which such officer or director is or will be required to present a business combination opportunity. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors has affected our search for an acquisition target or will materially affect our ability to complete our initial business combination.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment proposal and the Adjournment proposal.

●	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. We have also engaged Advantage Proxy to solicit proxies on our behalf. We will pay Advantage Proxy its customary fee plus reasonable out-of-pocket expenses. The Company will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

ADVANTAGE PROXY, INC.

PO Box 10904, Yakima, WA 98909

Toll-Free: 877-870-8565

Collect: 206-870-8565

Email: KSmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Roth CH Acquisition V Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660; Attention: Secretary, or call the Company promptly at (949) 720-5700.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to the contact information provided above.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the record date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $[   ] million on [   ], 2024, the estimated per share conversion price would have been approximately $[   ], after the release of interest income to be used by the Company to pay its income and franchise tax obligations.

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on [ ], 2024 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address or contact information listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the filing of the Extension Amendment with the Delaware Secretary of State (assuming the Extension Amendment is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment is not approved and we do not consummate an initial business combination by December 4, 2024, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the record date. The percentages below are based on 4,919,297 shares of the Company’s common stock issued and outstanding, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the warrants included in the units or the private placement units issued pursuant to the Company’s initial public offering as these warrants are not exercisable until the consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
Byron Roth(3)	1,244,910	25.3%
John Lipman	802,232	16.3%
Gordon Roth(3)	862,566	17.5%
Rick Hartfiel	-	-
Aaron Gurewitz(4)	128,570	2.6%
Andrew Costa	17,791	*
Matthew Day	35,582	*
Ryan Hultstrand	-	-
Adam Rothstein	42,523	*
Sam Chawla	42,523	*
Pamela Ellison	42,523	*
All officers and directors as a group (11 individuals)(3)	3,257,839	66.2%
CR Financial Holdings, Inc.(5)	763,615	15.5%
CHLM Sponsor-5 LLC(6)	802,234	16.3%
Polar Asset Management Partners Inc.(7)	486,435	9.9%
Mizuho Financial Group, Inc.(8)	409,457	8.3%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Roth CH Acquisition V Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660.
(2)	Excludes shares issuable pursuant to warrants issued in connection with the IPO, as such warrants are not exercisable until 30 days after the consummation of the Company’s initial business combination.
(3)	Includes shares owned by CR Financial Holdings, Inc. and Roth Capital Partners, LLC, over which Byron Roth and Gordon Roth have voting and dispositive power.
(4)	Consists of shares owned by the AMG Trust Established January 23, 2007, for which Aaron Gurewitz is trustee.
(5)	Byron Roth and Gordon Roth have voting and dispositive power over the shares owned by CR Financial Holdings, Inc.
(6)	Steve Dyer, Chief Executive Officer and Managing Partner of Craig-Hallum Capital Group LLC, has voting and dispositive shares owned by CHLM Sponsor-5 LLC.
(7)	The information reported is based on a Schedule 13G filed on February 12, 2024. According to the Schedule 13G, as of December 31, 2022, Polar Asset Management Partners Inc. (“Polar”), had sole voting and dispositive power with respect to 486,435 shares of our common stock. The address for Polar is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.
(8)	The information reported is based on a Schedule 13G filed on February 12, 2024. According to the Schedule 13G, as of December 31, 2022, Mizuho Financial Group, Inc. (“Mizuho”), had sole voting and dispositive power with respect to 409,457 shares of our common stock. The address for Mizuho 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to allow the Company, without further stockholder approval, to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to six (6) times, each such extension for an additional one (1) month period (each, an “Extension”), from December 4, 2024 to June 4, 2025 (i.e., for a period of time ending 42 months after the consummation of the Company’s initial public offering) (such date actually extended being referred to as the “Extended Date”). All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Extension Amendment is approved. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Pursuant to our currently existing Charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the record date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting).

For illustrative purposes, based on funds in the Trust Account of approximately $[   ] million on [   ], 2024, the estimated per share conversion price would have been approximately $[   ], after the release of interest income to be used by the Company to pay its income and franchise tax obligations. The closing price of the Company’s common stock on [   ], 2024 was $[   ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to allow the Company, in its sole discretion and without further stockholder approval, to amend the Charter to allow the Company additional time to complete its initial business combination. The Company’s Charter provides that the Company has only until December 4, 2024 to complete a business combination (the “combination period”).

On January 3, 2024, ROCL, entered into a Business Combination Agreement and Plan of Reorganization (as amended on June 5, 2024, August 8, 2024, September 11, 2024, and as it may be further amended, supplemented or otherwise modified from time to time, the “BCA”), by and among Acquiror, Roth CH V Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Acquiror (“Merger Sub”), and New Era Helium Corp., a Nevada corporation (“NEH”).

Upon the terms and subject to the conditions set forth in the BCA and in accordance with the Nevada Revised Statutes and the Delaware General Corporation Law, (i) ROCL will merge (the “Redomestication Merger”) with and into a newly formed Nevada corporation named Roth CH V Holdings, Inc. (“Holdings”), a wholly owned subsidiary of ROCL, and Holdings will be the survivor of the Redomestication Merger; (ii) Holdings shall sign a joinder and become a party to the Merger Agreement; and (iii) immediately subsequent to the Redomestication Merger, Merger Sub will merge with and into NEH (the “Merger”), with NEH surviving the Merger as a wholly owned subsidiary of Holdings (the “Business Combination”). As a result of the Redomestication Merger, (A) each issued and outstanding share of ROCL common stock, par value $0.0001 per share (“ROCL Common Stock”) will be exchanged for one share of Holdings common stock, par value $0.01 per share (“Holdings Common Stock”), and (B) each issued and outstanding ROCL warrant to purchase one share of ROCL Common Stock at a price of $11.50 per whole share (subject to adjustment) (“ROCL Warrant”) will be exchanged for one Holdings warrant to purchase one share of Holdings Common Stock at a price of $11.50 per whole share (subject to adjustment) (“Holdings Warrant”). Upon the closing of the Business Combination, subject to approval by ROCL’s stockholders and other customary closing conditions, the combined company will be named “New Era Helium Inc.” and is expected to list on The Nasdaq Stock Market.

However, Nasdaq Listing Rule IM-5101-2(b) (the “Rule”), requires that we complete a business combination no later than 36 months after our IPO, and Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete a business combination in the Rule, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on November 30, 2024. Therefore, if we do not complete our business combination by November 30, 2024, our securities will be suspended and delisted from Nasdaq. In addition, while we may appeal the suspension and delisting, a Nasdaq hearings panel will have no discretion in allowing us to remain listed and may only reverse the Nasdaq’s staff’s determination if it finds it made a factual error applying the Rule, which there will not be assuming that we receive a delisting letter on or after November 30, 2024.The Extension Proposal would allow us to complete a business combination after November 30, 2024, which is beyond the time-frame permitted by the Rule and which means we will not be listed at the time we close a business combination. Because being listed on Nasdaq is a condition to the Merger, if we are not able to meet Nasdaq initial listing requirement in connection with the closing of the Merger, NEH may elect to terminate the BCA and not proceed with the Merger.

Once our securities are delisted, our securities would likely trade on the Over the Counter market, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. If this were to occur, we would face significant material adverse consequences, including:

•	a determination that our Public Shares are a “penny stock,” which will require brokers trading in the Public Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities;

•	a limited availability of market quotations for the Company’s securities;

•	reduced liquidity for the Company’s securities;

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Because we would no longer be listed on Nasdaq, our securities would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.

Moreover, any such suspension, delisting or being deemed a “penny stock” could make us less attractive as a merger partner to NEH or an alternate merger partner and negatively impact our ability to ultimately consummate an initial business combination.

Please see “Risk Factors - Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement in Nasdaq Rule IM 5101-2(b) to complete a business combination, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on November 30, 2024,” above.

The Company’s board of directors (the “Board”) currently believes that there will not be sufficient time before December 4, 2024 to complete the Merger or an alternate initial business combination. Therefore, our Board has determined that it is desirable to provide the Company with an option to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in a prospective investment.

If the Extension Amendment is implemented and the Board determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, the Company would then look to wind up its affairs and redeem 100% of the outstanding public shares.

Redemption Rights

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[   ] million cash and U.S. Treasury securities as of [   ], 2024. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Date.

CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, a joint representative of the underwriters in the Company’s initial public offering, CHLM Sponsor-5 LLC, an entity affiliated with Craig-Hallum Capital Group LLC, a joint representative of the underwriters in the Company’s initial public offering, and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) hold the right to vote over an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to the Company’s initial public offering (“IPO”) and 461,500 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by certain of the Initial Stockholders in a private placement which occurred simultaneously with the completion of the IPO.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Initial Stockholders or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Initial Stockholders or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[   ] per share, based on the amounts held in the Trust Account as of[   ], 2024 after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Initial Stockholders or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Initial Stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Special Meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Initial Stockholders or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [   ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Assuming that the Extension Amendment is submitted to a vote of stockholders at the Special Meeting and approved, we estimate that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $[   ], based on the approximate amount of $[   ] million held in the Trust Account as of [   ], 2024 after the release of interest income to be used by us to pay our income and franchise tax obligations. The closing price of the Company’s common stock on [   ], 2024 was $[   ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by December 4, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies

Required Vote

Subject to the foregoing, the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [   ], 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. On the record date, there were 4,919,297 shares of common stock issued and outstanding. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The Adjournment proposal, if adopted, will request the chairperson of the meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates. If the Adjournment proposal is not approved by the Company’s stockholders, the chairperson of the meeting will not exercise his or her ability to adjourn the Special Meeting to a later date (which he or she would otherwise have as the chairperson).

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment proposal, the chairperson of the meeting will exercise his or her power to adjourn the Special Meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment proposals by contacting us at the following address or telephone number:

Roth CH Acquisition V Co.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

(949) 720-5700

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

ADVANTAGE PROXY, INC.

PO Box 10904, Yakima, WA 98909

Toll-Free: 877-870-8565

Collect: 206-870-8565

Email: KSmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [   ], 2024.

Annex A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

ROTH CH ACQUISITION V CO.

[●], 2024

Roth CH Acquisition V Co., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Roth CH Acquisition V Co.”.

2. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 5, 2020 under the name of “Roth CH Acquisition V Co.” and thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on November 12, 2020 and a Certificate of Amendment to the Certificate of Incorporation on November 22, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on November 30, 2021 and thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on May 17, 2023 and an Amendment to the Amended and Restated Certificate of Incorporation on December 1, 2023 (as amended, the “Amended and Restated Certificate”).

3. This Certificate of Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

4. This Certificate of Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination by December 4, 2024, or, if the Corporation shall, in its sole discretion, extend the date by which the Corporation shall have to consummate a Business Combination, on a monthly basis, for up to an additional six months, through June 4, 2025 (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

Annex A-1

IN WITNESS WHEREOF, Roth CH Acquisition V Co. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Roth CH Acquisition V Co.

By:
Name:	John Lipman
Title:	Co-Chief Executive Officer and Co-Chairman of the Board

Annex A-2

PROXY CARD

ROTH CH ACQUISITION V CO.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [ ], 2024: The Proxy Statement is available at [ ].

The undersigned hereby appoints Byron Roth and John Lipman, and each of them, as proxies, with full power of substitution, for and in the name of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Roth CH Acquisition V Co. (the “Company”), to be held via teleconference using the dial-in information as described in the Proxy Statement on [   ], 2024 at [   ], Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [   ], 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF A PROPOSAL TO ALLOW THE COMPANY, IN ITS SOLE DISCRETION AND WITHOUT FURTHER STOCKHOLDER APPROVAL, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW THE COMPANY TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION UP TO SIX (6) TIMES, EACH SUCH EXTENSION FOR AN ADDITIONAL ONE (1) MONTH PERIOD, FROM DECEMBER 3, 2024 TO JUNE 4, 2025.

For ☐ Against ☐ Abstain ☐

2.	PROPOSAL 2. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRPERSON OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.